EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

Xtant Medical Holdings, Inc.
664 Cruiser Lane
Belgrade, Montana 59714

Ladies and Gentlemen:

Each of the undersigned (each, an “Investor”) hereby confirms its agreement with you as follows:

1.	This Securities Purchase Agreement (the “Agreement”) is made as of the Effective Date between Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), and the Investors listed on the signature pages hereto.

2.	The Company is proposing to issue and sell to the Investors (the “Placement”) an aggregate of $6,809,896.80 of the Company’s common stock, par value $0.000001 per share (the “Securities”), at a price per share of $7.20 pursuant to the Restructuring and Exchange Agreement, dated as of January 11, 2018, among the Company, the Investors and the consenting noteholders party thereto (the “Restructuring Agreement”). The Securities will be entitled to the benefits of a Registration Rights Agreement (the “Registration Rights Agreement”), to be entered into among the Company and the Investors, pursuant to which the Company agrees, among other thing, to file and cause to become effective under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement covering the resale of the Securities.

3.	The Company and the Investors agree that, upon the terms and subject to the conditions set forth herein and in the Restructuring Agreement, the Investors will purchase from the Company and the Company will issue and sell to the Investors the number of Securities set forth below on each Investor’s signature page for the aggregate purchase price set forth below on such Investor’s signature page. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex A and incorporated herein by reference as if fully set forth herein. The Securities purchased by the Investors will be delivered by electronic book-entry through the facilities of the Depository Trust Company (“DTC”) pursuant to the Investors’ instructions at the Closing.

Number of Securities the Investor Agrees to Purchase: 603,687 shares

Aggregate Purchase Price of such Securities : $4,346,546.40

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED BY:

______________________________________

Xtant Medical Holdings, Inc.		Name of Investor:
a Delaware corporation		ROS Acquisition Offshore LP

By OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By:	/s/ Carl D. O’Connell	By:	/s/ W. Carter Neild
Name: Carl D. O’Connell		Name: W. Carter Neild
Title: Chief Executive Officer		Title: Member

Address: 601 Lexington Avenue, 54th Floor
New York, NY 10022

If you are a registered investment company, please provide information relating to your Custodial Agent.

Name of Custodial Agent: Merrill Lynch
Address: 600 California St., Floor 8
San Francisco, CA 94108
Tax ID No.:
Settlement Contact Name: Peter Miller

Number of Securities the Investor Agrees to Purchase: 342,132 shares

Aggregate Purchase Price of such Securities : $2,463,350.40

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED BY:

______________________________________

Xtant Medical Holdings, Inc.		Name of Investor:
a Delaware corporation		OrbiMed Royalty Opportunities II, LP

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Carl D. O’Connell	By:	/s/ W. Carter Neild
Name: Carl D. O’Connell		Name: W. Carter Neild
Title: Chief Executive Officer		Title: Member

Address: 601 Lexington Avenue, 54th Floor
New York, NY 10022

If you are a registered investment company, please provide information relating to your Custodial Agent.

Name of Custodial Agent: Merrill Lynch
Address: 600 California St., Floor 8
San Francisco, CA 94108
Tax ID No.:
Settlement Contact Name: Peter Miller

ANNEX A TO THE SECURITIES PURCHASE AGREEMENT
TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.	Agreement to Sell and Purchase the Securities; Closings and Delivery of Securities and Funds.

1.1	Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined below), the Company will sell to the Investors, and the Investors will purchase from the Company, the amount of Securities set forth on each such Investor’s signature page hereto at the purchase price set forth on such signature page.

1.2	The completion of the purchase and sale of the Securities (the “Closing”) shall occur on or around February 14, 2018 (the “Closing Date”), at the offices of the Company’s counsel. At the Closing, (i) the Company shall cause the Company’s transfer agent to deliver to the Investors the Securities to the DTC account specified by the Investors and agreed by the Company, and (ii) the aggregate purchase price for the Securities shall be delivered by or on behalf of the Investors to the Company in the manner set forth in the funds flow memorandum attached hereto as Annex B.

1.3	The Company’s obligation to issue and sell Securities to any Investor shall be subject to the accuracy of the representations and warranties made by the Investors.

1.4	The Investors’ obligation to accept delivery of the Securities and to pay for the Securities shall be subject to the following conditions: (a) each of the representations and warranties of the Company made in Article 3 of the Restructuring Agreement shall be accurate in all material respects as of the Closing Date; (b) the Tier 2 Transaction and Reverse Stock Split (each as described in the Company’s definitive proxy statement filed with the SEC on January 22, 2018) shall have occurred and (c) the Company shall have furnished to the Investors such further certificates and documents as the Investors may reasonably request.

2.	Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to, and covenants with, the Investors that:

2.1	The Company has full right, power, authority and capacity to enter into this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Registration Rights Agreement.

2.2	The Company has all requisite corporate power and authority to issue and sell the Securities. The Securities have been duly authorized by the Company, and are validly issued, fully paid and non-assessable, and the Securities are not subject to any preemptive or similar rights.

2.3	The Company hereby makes to the Investors the representations and warranties made by the Company pursuant to Article 3 of the Restructuring Agreement as of the date hereof.

3.	Representations, Warranties and Covenants of the Investors.

The Investors hereby represent and warrant to, and covenant with, the Company that:

3.1	(1)	Each Investor is (a) either a QIB as defined in Rule 144A under the Securities Act, or an institutional accredited investor as defined in Rule 501(a)(1), (a)(2), (a)(3), or (a)(7) under the Securities Act, as presently in effect, (b) aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act, and (c) acquiring the Securities for its own account or for the account of a QIB or an institutional accredited investor.

(2)	Each Investor understands and agrees on behalf of itself and on behalf of any investor account for which it is purchasing the Securities, that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities have not been, and will not be, registered under the Securities Act and that (a) if it decides to offer, resell, pledge or otherwise transfer any of the Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act (if available), (ii) pursuant to an effective registration statement under the Securities Act, or (iii) to the Company, or one of its subsidiaries, in each of cases (i) through (iii) in accordance with any applicable securities laws of any state of the United States.

(3)	The Investors understand that the Securities will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, and will bear a legend that reflects the restricted nature of the securities.

(4)	Each Investor:

(a)	is able to fend for itself in the transactions contemplated hereby;

(b)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(c)	has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(5)	Each Investor acknowledges that (a) it has conducted its own investigation of the Company, (b) it has had access to, and has had an adequate opportunity to review, (i) all information the Company has filed with and furnished to the Securities and Exchange Commission (the “Commission”), (ii) all information set forth in such filings, and (iii) such financial and other information as it deems necessary to make its decision to purchase the Securities, and (c) it has been offered the opportunity to ask questions of the Company, and received such answers thereto, as it deemed necessary in connection with the decision to purchase the Securities.

(6)	The Investors understand that the Company, and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Investors shall promptly notify the Company. If the Investors are acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

3.2	The Investors acknowledge that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities (including any filing of a registration statement), in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

3.3	The Investors have full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a valid, binding and enforceable obligation of the Investors, except as the enforceability of the Agreement may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

3.4	The entry into and performance of this Agreement by the Investors and the consummation by the Investors of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Investors, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investors are party, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investors, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investors to perform their obligations hereunder.

4.	Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein shall survive the execution of this Agreement, the delivery to the Investors of the Securities being purchased and the payment therefor.

5.	Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Xtant Medical Holdings, Inc.

664 Cruiser Lane

Belgrade, Montana 59714

Attention: Carl O’Connell

(b) if to an Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

6.	Independent Nature of Investors’ Obligations and Rights. The obligations of the Investors under this Agreement are several and not joint, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Agreement. The decision of each Investor to purchase the Securities pursuant to the Agreement has been made by such Investor independently of any other Investor. Nothing contained in the Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or with respect to the acquisition, disposition or voting of the Securities or the transactions contemplated by the Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Agreement unless the same consideration is also offered to all of the parties to the Agreement.

7.	Changes. Except as contemplated herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company.

8.	Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

9.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.	Applicable Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the Investors agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted only in any State or U.S. federal court in The City of New York and County of New York and waives any objection that such party may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

11.	Waiver of Jury Trial. Each of the Company and the Investors hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement